Supplement dated January 12, 2021
to the Prospectuses and Statements of Additional Information (SAIs), as supplemented (if applicable), of each of the following funds:
Fund	Prospectus Dated	SAI Dated
Columbia Funds Variable Insurance Trust
CTIVP ® - Lazard International Equity Advantage Fund	5/1/2020	5/1/2020
Columbia Funds Variable Series Trust II
CTIVP ® - Los Angeles Capital Large Cap Growth Fund	5/1/2020	5/1/2020
Each Board of Trustees of the funds listed above (each, a Fund, and together, the Funds) has approved a Plan of Liquidation (the Plan) pursuant to which the Funds will be liquidated. Completion of a transaction (each, a Transaction) involving the liquidation of each Fund and the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of Columbia Funds Variable Series Trust II (the Government MMF) for shares of each Fund that are held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Insurance Companies) on behalf of variable annuity and variable life insurance contract owners (that is, the reinvestment of liquidation proceeds into the Government MMF) is subject to a number of conditions, including shareholder approval of the Transaction. More information about each Transaction will be included in proxy materials soliciting shareholder approval of the Transaction.
If shareholder approval is obtained, it is anticipated that the Funds will be liquidated on or about April 23, 2021 (the Liquidation Date) at which time each Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. The RiverSource Insurance Companies, as shareholders of the Funds on behalf of holders of variable annuity and variable life insurance contracts issued by the RiverSource Insurance Companies (RiverSource Contract Owners), will reinvest the liquidation proceeds in the Government MMF absent instructions from a RiverSource Contract Owner to reallocate their contract value to another fund available under his or her contract. RiverSource Contract Owners who have allocated contract value to the Funds may reallocate such contract value to other funds available under their contract at any time prior to the Liquidation Date or within 90 days without incurring a transfer fee. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. RiverSource Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the RiverSource Insurance Companies.
As of the close of business on the business day preceding the Liquidation Date, the Funds will not accept any orders for the purchase of shares of the Funds. Orders for the purchase of shares of the Funds may, in each Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Funds.
During the period prior to the Liquidation Date, the Funds' investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from each Fund’s stated investment objective and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate each Fund’s assets in an orderly manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. This may result in reduced returns during such period. Shareholders remaining in a Fund prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.
The Funds will pay out all distributable income and capital gains, if any, on or prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.
Shareholders should retain this Supplement for future reference.
S-6596-5 A (1/21)